SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                           Filed by the Registrant [x]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:
      [ ] Preliminary Proxy Statement
      [X]  Definitive Proxy Statement
      [ ]  Definitive Additional Materials
      [ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                         NATIONAL REHAB PROPERTIES, INC.
                (Name of Registrant as Specified In Its Charter)

                         NATIONAL REHAB PROPERTIES, INC.
                   (Name of Person(s) Filing Proxy Statement)

               Payment of Filing Fee (Check the appropriate box)
      [X]  No Fee Required
      [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
               1) Title of each class of securities to which transaction applies: ___________________________________________________________
               2) Aggregate number of securities to which transaction applies: ___________________________________________________________
               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
      _____________________________________________________________________
               4)  Proposed maximum aggregate value of transaction:
      _____________________________________________________________________
               5) Total Fee Paid:  N/A

      [ ]  Fee Paid previously with preliminary materials

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the off setting fee was paid previously. Identify the previous filings by registration statement number, or the Form or Schedule and the date of its filing.
      1)    Amount Previously Paid: _______________________________________
      2)    Form, Schedule or Registration Statement No.: _________________
      3)    Filing Party: _________________________________________________
      4)    Date Filed: ___________________________________________________

                         National Rehab Properties, Inc.
                    2921 NW 6th Avenue, Miami, Florida 33127



August 21, 2000


To the Stockholders of
National Rehab Properties, Inc.

You are cordially invited to attend an Annual Meeting (hereinafter referred to as the "Annual Meeting") of stockholders of National Rehab Properties, Inc. (the "Company") to be held at the office of the Company, located at 2921 NW 6th Avenue, Miami, Florida 33127 on September 12, 2000, 1:00 P.M., Local Time, to elect a Board of Directors and to consider and vote upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

In addition to election of Directors, shareholders will be asked to approve a change in the name of the Company to "National Residential Properties, Inc."

Details and discussions concerning the proposals are provided in the Proxy Statement included herewith and should be carefully reviewed.

Since it is important that your shares be represented at the meeting whether or not you plan to attend in person, please indicate on the enclosed Proxy your decisions about how you wish to vote and sign, date and return the Proxy promptly. If you find it possible to attend the meeting and wish to vote in person, you may withdraw your Proxy at that time.

Your vote is important, regardless of the number of shares you own.

Sincerely,

s/s  Richard Astrom, President

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS

                          To Be Held September 12, 2000


To the Stockholders of
National Rehab Properties, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of National Rehab Properties, Inc. (the "Company") will be held on September 12, 2000 at 1:00 o'clock in the afternoon, local time, at the offices of the Company at 2921 NW 6th Avenue, Miami, Florida for the following purposes, all as more specifically set forth in the attached Proxy Statement:

     1.   To elect Directors for the following year.

     2. To consider and vote upon the proposal to amend the articles of incorporation to change the name of the Corporation to "National Residential Properties, Inc."

     3. To transact such other business as may properly be brought before this meeting.

Only holders of record of Common Stock of the Corporation as of the close of business on August 17, 2000, are entitled to notice of or to vote at the meeting or any adjournment thereof. The stock transfer books of the Corporation will not be closed.

Stockholders are encouraged to attend the meeting in person. To ensure that your shares will be represented, we urge you to vote, date, sign and mail the Proxy Card in the envelope which is provided, whether or not you expect to be present at the meeting. The prompt return of your Proxy Card will be appreciated. It will also save the Company the expense of follow up contacts. The giving of such Proxy will not affect your right to revoke such Proxy by appropriate written notice or to vote in person should you later decide to attend the meeting.


                               By Order of the Board of Directors,



                                        Richard Astrom, President
                                        August 21, 2000

                         National Rehab Properties, Inc.
                    2921 NW 6th Avenue, Miami, Florida 33127

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                          To be held September 12, 2000


                                  INTRODUCTION

     The Proxy enclosed with this Proxy Statement will be first sent or given to shareholders on or about August 21, 2000, in connection with the solicitation by the Directors of National Rehab Properties, Inc. (the "Company" or "NRPI") of Proxies to be used at an Annual Meeting of Shareholders to be held at the office of the Company at 2921 NW 6th Avenue, Miami, Florida 33127 (the "Annual Meeting") on September 12, 2000.

Persons Making The Solicitation

     The Proxy is solicited on behalf of the Directors of the Company. The original solicitation will be by mail. Following the original solicitation, management expects that certain individual shareholders will be further solicited through telephonic or other oral communications from management. Management may use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit Proxies which are held of record by brokers, dealers, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares. All solicitation expenses will be borne by the Company. As of the date of this mailing, however, the Company has not made any contracts or arrangements for such solicitation; hence it cannot identify any parties or estimate the cost of such solicitation.

Terms of the Proxy

     The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides a box corresponding to each such matter. By appropriately marking each box, a shareholder may specify whether to confer to or to withhold from management the authority to vote the shares represented by the Proxy. The Proxy also confers upon management discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

     If the Proxy is executed properly and is received by management prior to the Annual Meeting, the shares represented by the Proxy will be voted. Where a shareholder specifies a choice with respect to the matter to be acted upon, the shares will be voted in accordance with such specification. Any Proxy which is executed in such a manner as not to withhold authority shall be deemed to confer such authority.

     A Proxy may be revoked at any time prior to its exercise by (1) so notifying the Company in writing, (2) filing with the Company a duly executed Proxy bearing a later date, or (3) voting in person at the Annual Meeting.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

     The securities entitled to vote at the Annual Meeting consist of all the issued and outstanding shares of the Company's $.001 par value Common Stock (the "Common Stock") and all the issued and outstanding shares of a separate class of voting stock, Class A common stock. The close of business on August 17, 2000, has been fixed by the Board of Directors of the Company as the record date. Only shareholders of record as of the record date may vote at the Annual Meeting. The Company has authorized 100,000,000 shares of $.001 par value common stock, 50,161,866 of which are outstanding at the date of this Proxy Statement. The Company also has authorized 2,000,000 shares of $.001 par value Class A common, "super voting shares," with voting right equivalent to 20 common shares for each Class A share, 1,000,000 of which are outstanding at the date of this Proxy Statement.

Voting Rights and Requirement

     Each shareholder of record as of the record date will be entitled to one vote for each share of Common Stock held as of the record date. There is a separate class of stock, Class A common, "super voting shares," with voting right equivalent to 20 common shares for each Class A share.

Quorum and Votes Required for Approval

     The presence at the Annual Meeting of the holders of an amount of shares of each class of stock entitled to vote at the meeting representing the right to vote shares of Common Stock of not less than a majority of the number of shares of Common Stock outstanding as of the record date will constitute a quorum for transacting business. Directors will be elected by plurality vote. The affirmative vote of the majority of outstanding shares of each class of shares entitled to vote is necessary to amend the Articles of Incorporation. The affirmative vote of the majority of each class of shares entitled to vote is necessary to approve the change in name of the Corporation.

Principal Security Holders

     The following table sets forth information, as of the record date, with respect to the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock, and by Directors, nominees, and officers of the Company, and by officers and Directors as a group.

                     Name and Address of      Amount and Nature of   Percent of
Title of Class       Beneficial Owner (1)     Beneficial Ownership      Class
--------------    -------------------------   --------------------   ----------

Common Stock      Richard and Pamela Astrom           254,350             0.5%
                  11415 NW 123 Lane
Class A           Reddick, FL  32686
Common Stock                                                0             0.0%


Common Stock      Christopher Astrom                6,010,000 (1)        12.0%
                  11415 NW 123 Lane
Class A           Reddick, FL  32686
Common Stock                                        1,000,000 (2)       100.0%


Common Stock      Braulio Gutierrez                   250,000             0.5%
                  2921 N.W. 6th Avenue
Class A           Miami, FL  33127
Common Stock                                                0               0%

Common Stock      All Officers and Directors
                  as a Group (3 persons)            6,514,350            13.0%
Class A
Common Stock                                        1,000,000           100.0%
------------------
(1) Includes common stock obtained by the exercise of options to acquire 6,000,000 shares of common stock at a price of $.001 per share on April 3, 2000. The options recently exercised by Mr. Christopher Astrom were authorized and awarded to him on March 1, 1999 in consideration for waiver of compensation during 1996 and 1997.

(2) Each share of Class A common stock entitles Mr. Christopher Astrom to the equivalent of 20 common share votes in any matter to be voted on by the shareholders of the Company. The Class A common stock was authorized on June 17, 1999 and 1,000,000 shares were issued to Mr. Christopher Astrom on June 17, 1999. The Class A common stock may not be transferred to anyone other than a family member.

     The Company has authorized 100,000,000 shares of $.001 par value common stock, 50,161,866 of which are outstanding at the date of this Proxy Statement. The Company also has authorized 2,000,000 shared of $.001 par value Class A common, "super voting shares," with voting rights equivalent to 20 common shares for each Class A share, 1,000,000 of which are outstanding at the date of this Proxy Statement.


                        SECURITY OWNERSHIP OF MANAGEMENT

     The information is furnished as of August 17, 2000, as to the number of shares of the Company's Common Stock, $.001 par value per share owned by each executive officer and director of the Company and by all executive officers and Directors as a group:

                     Name and Address of      Amount and Nature of   Percent of
Title of Class       Beneficial Owner (1)     Beneficial Ownership      Class
--------------    -------------------------   --------------------   ----------

Common Stock      Richard and Pamela Astrom           254,350             0.5%
                  11415 NW 123 Lane
Class A           Reddick, FL  32686
Common Stock                                                0             0.0%


Common Stock      Christopher Astrom                6,010,000 (1)        12.0%
                  11415 NW 123 Lane
Class A           Reddick, FL  32686
Common Stock                                        1,000,000 (2)       100.0%


Common Stock      Braulio Gutierrez                   250,000             0.5%
                  2921 N.W. 6th Avenue
Class A           Miami, FL  33127
Common Stock                                                0               0%

Common Stock      All Officers and Directors
                  as a Group (3 persons)            6,514,350            13.0%
Class A
Common Stock                                        1,000,000           100.0%

------------------
(1) Includes common stock obtained by the exercise of options to acquire 6,000,000 shares of common stock at a price of $.001 per share on April 3, 2000. The options recently exercised by Mr. Christopher Astrom were authorized and awarded to him on March 1, 1999 in consideration for waiver of compensation during 1996 and 1997.

(2) Each share of Class A common stock entitles Mr. Christopher Astrom to the equivalent of 20 common share votes in any matter to be voted on by the shareholders of the Company. The Class A common stock was authorized on June 17, 1999 and 1,000,000 shares were issued to Mr. Christopher Astrom on June 17, 1999. The Class A common stock may not be transferred to anyone other than a family member.

Changes in Control

     No arrangements are known to the Company, including any pledge by any person of securities of the Company, the operation of which may, at a subsequent date, result in further change in control of the Company.


Audit Committee

     On June 1, 2000, the Board of Directors formed an Audit Committee consisting of Richard Astrom, Christopher Astrom and Braulio Gutierrez. These individuals constitute the entire Board of Directors who are not considered to be independent directors since each of these individuals are involved in the management of the Company. At this time an independent audit committee is not possible since the Company has no independent directors. The audit committee charter is in the process of being formulated.


                            MATTERS TO BE ACTED UPON

PROPOSAL 1:  ELECTION OF DIRECTORS

     The Directors of the Company are elected to serve until the next annual shareholders' meeting or until their respective successors are elected and qualify. Officers of the Company hold office until the meeting of the Board of Directors immediately following the next annual shareholders' meeting or until removal by the Board of Directors. Interim replacements for resigning Directors and officers are appointed by the Board of Directors.

     The names of the nominees for Directors and certain information about them are set forth below:

                Name            Age           Positions with the Company
         ------------------     ---       -----------------------------------

         Richard Astrom          53       Director, CEO and President

         Christopher Astrom      28       Director, VP,  Secretary, Treasurer

         Braulio Gutierrez       47       Director

Business Experience

     The following is a brief account of the experience, during the past five years, of each Director and executive officers of the Company:

Richard Astrom - Qualifications
-------------------------------

     Richard Astrom currently serves as President, Chief Executive Officer and Chairman of the Board of Directors of NRPI. He has extensive experience in the first-time home buyer's market. Throughout his career in real estate, he has devoted himself to the needs of people seeking to own a piece of the American dream. Mr. Astrom is a graduate of the University of Miami with a Bachelor's degree in Business Administration and a major in Finance. As a certified real estate broker, he has been active as a salesperson, developer, and real estate investor since 1969. For more than 25 years, he has specialized in rehabilitating the existing housing stock of Miami, one of America's largest and fastest growing cities. He gained invaluable experience outside of the Miami area in the roll of vice president and sales manager of a 200 home retirement community in Ocala, Florida, selling land and home packages. He was the primary developer of the land, recreation facilities, and housing stock. He also sold commercial properties and land in the same area, including 40 to 100 acre parcels for horse farms. He has directed NRPI through a

December 1994 merger with a publicly owned and traded company. Mr. Astrom has been President of the Company since 1993.

Christopher Astrom - Qualifications
-----------------------------------

     Christopher Astrom currently serves as Vice President, Secretary and Director of NRPI. Christopher manages all corporate acquisitions. He has experience in the analysis of market areas and their resale ability. In addition, he has developed management systems to control costs of acquisition and rehab thereby helping to ensure our profitability. He received his Bachelor of Arts in Business Administration from the School of Business at the University of Florida. Mr. Astrom has been employed by the Company since 1995.

Braulio Gutierrez  - Qualifications
-----------------------------------

     Braulio Gutierrez currently serves as a Director of NRPI. Mr. Braulio has twenty two years of supervisory and construction management experience in the Miami, Florida area and has been a Florida Certified Construction Contractor since 1980. Mr. Braulio has been the qualifying agent and president of Encore Services, Inc., a custom home and residential apartment builder since 1988. Encore Services, Inc. was acquired as a wholly owned subsidiary of NRPI on April 1, 2000. Mr. Gutierrez was appointed as a Director of the Company on April 1, 2000.

     The following table sets forth, as of the date of this Proxy Statement, the names and ages of the Company's executive officers, including all positions and offices held by each such person. These officers are elected to hold office for one year or until their respective successors are duly elected and qualified:


       Name           Age      Positions with the Company    Business Experience
------------------    ---    ------------------------------  -------------------

Richard Astrom         53    Director, CEO and President     See above

Christopher Astrom     28    Director, Secretary, Treasurer  See above

Braulio Gutierrez      47    Director                        See above

     Except as otherwise indicated below, no organization by which any officer or Director previously has been employed is an affiliate, parent, or subsidiary of the Company.

     On June 1, 2000, the Board of Directors formed an Audit Committee consisting of Richard Astrom, Christopher Astrom and Braulio Gutierrez. These individuals constitute the entire Board of Directors who are not considered to be independent directors since each of these individuals are involved in the management of the Company. The audit committee charter is in the process of being formulated.

     The  Company  does  not  have  any  standing   nominating  or  compensation
committees of the Board of Directors.

     Braulio Gutierrez has been a Director since his appointment on April 1, 2000. Messrs. Richard Astrom has been a director since 1993 and Christopher Astrom has been a director since 1995. Each Director has participated in the Board of Directors meeting that occurred during the period he was a Director. There have been twenty board meetings or board action by consent since September 30, 1998, ten in the fiscal year ended September 30, 1999, and ten since September 30, 1999 to the date of this Proxy Statement.

Compliance with Section 16(a) of the Exchange Act

     During the fiscal year ended September 30, 1999, to the knowledge of the Company, none of the Directors have filed the required Form 3, 4 or 5 with the Securities and Exchange Commission as required by Section 16(a) of the Securities Exchange Act of 1934.

Executive Compensation

     The following table sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the Chief Executive Officer of the Company and by each other executive officer of the Company whose total salary and bonus exceeded $100,000 in the Company's fiscal year ended September 30, 1999.

     No employee of the Company earned in excess of $100,000 during the fiscal years ended September 30, 1998 and September 30, 1999.


                           SUMMARY COMPENSATION TABLE


                                                 Restricted                  LTIP      All Other
 Name and Title    Salary  Bonus  Other Annual  Stock Awards   Underlying   Payouts  Compensation
                    Year    ($)   Compensation      ($)        Options ($)  SARS(#)      ($)
----------------  -------  -----  ------------  ------------   -----------  -------  ------------
                  $50,000
Richard Astrom      1999   $  0   $          0  $          0   $         0        0  $          0
(President, CEO)  $50,000
                    1998      0              0             0             0        0             0

Christopher       $15,000
Astrom              1999   $  0   $    120,000* $       6.000**          0   $    0
(VP, Secretary)   $     0
                    1998      0              0              0            0        0             0


     The officers of the Company, Richard Astrom and Christopher Astrom, also receive nonemployee compensation in the form of "realtor" commissions for the execution of real estate transactions. During the fiscal year ended September 30, 1999, $121,000 was paid out and/or accrued to the two officers.


                                       9

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)


                    Number of Securities  Percent of Title Options
       Name         Underlying Options/  SAR's Granted to Employees Exercise of Base Expiration
                     SAR's Granted (#)         In Fiscal Year         Price ($/SH)      Date
------------------- -------------------- -------------------------- ---------------- ----------
Christopher Astrom      6,000,000                  100%                    0         Perpetual
Richard Astrom                  0                    0%                    0            N/A


              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTIONS/SAR VALUES

                                                   Number of Unexercised
       Name        Shares Acquired                 Securities Underlying      FY-End Value
                     On Exercise   Value Realized Options/SARs at FY-End Exercisable/Unexercisable
------------------ --------------- -------------- ---------------------- ----------------------------
Christopher Astrom        0              0              6,000,000               $1,500,000*
                                                                                EXERCISABLE
Richard Astrom            0              0                  0                        0
-----------------------

*At estimated market value of $.25 per share. These options were exercised by Christopher Astrom on April 3, 2000.


     The Company does not pay non-officer Directors for their services as such nor does it pay any Director's fees for attendance at meetings. Directors are reimbursed for any expenses incurred by them in their performance as Directors.

     The Company has no long-term incentive plans.

     There are no arrangements pursuant to which Directors of the Company are compensated in their capacities as such.

Employee Agreements

     We have no formalized employment agreements with any employee. All employees, including the Company's officers work on a month to month basis.

Certain Transactions

     Richard Astrom, President, CEO and Director, is the father of Christopher Astrom, Vice President, Secretary, Treasurer and Director of NRPI. Richard Astrom and Christopher Astrom make up the majority of the Board of Directors of the Company and control the activities and actions of the Company.

     On March 1, 1999, Christopher Astrom was granted options to acquire 6,000,000 shares of common stock at a price of $.001 per share. On April 3, 2000, Mr. Astrom exercised his option and acquired 6,000,000 shares of the Company's $.001 par value common stock for payment of $6,000. These options were authorized and awarded to Mr. Christopher Astrom by a written consent in lieu of combined special meeting of Directors and Shareholders held on March 1, 1999. The options were granted to Christopher Astrom in consideration for waiver of compensation during 1996 and 1997.

     The Company's debt in the form of secured mortgage notes and real estate mortgages with regard to real estate transactions which are entered into by the Company are personally guaranteed by Christopher Astrom.

     On April 1, 2000, the Company acquired, in a transaction exempt from registration, eighty percent of the common stock of Encore Services, Inc., a Florida Corporation, in exchange for (a) 250,000 shares of the Company's $.001 par value common stock issued to Braulio Gutierrez, and (b) an assignment and assumption agreement with Encore Services, Inc. whereby, with the assent of HLKT Holdings, L.L.C., Encore Services, Inc. assigned to the Company and the Company irrevocably and unconditionally assumed all the rights and obligations of Encore Services, Inc. under a $1,000,000 convertible Debenture previously issued by Encore Services, Inc. to HLKT Holdings, L.L.C., a Colorado Limited Liability Company, on March 15, 2000. On April 1, 2000, Mr. Gutierrez was appointed as a Director of the Company. Commencing April 12, 2000 and continuing through June 28, 2000, the total $1,000,000 face amount of the Debenture was presented to the Company's transfer agent for conversion in accordance with the terms of the Debenture to unrestricted %.001 par value common stock of the Company pursuant to the assignment and assumption agreement with Encore Services, Inc. A total of 28,856,464 shares of the Company's $.001 par value common stock were exchanged for the $1,000,000 Debenture, and an additional 140,023 shares of the Company's $.001 par value common stock were issued in payment of accrued interest on the Debenture.

     On June 17, 1999, by a written consent in lieu of combined special meeting of Directors and Shareholders, a new class of common stock, "Class A common stock," was authorized. On that same date, 1,000,000 shares were issued to Mr. Christopher Astrom. Each share of Class A common stock entitles Mr. Astrom to the equivalent of 20 common share votes in any matter to be voted on by the shareholders of the Company. The present principal shareholders will maintain voting control of NRPI based on the issuance of 1,000,000 Class A common shares on June 17, 1999, which entitle the holder thereof (Christopher Astrom) to 20 votes for every Class A share held. The purpose of issuing these shares is to ensure that current management will maintain control of NRPI despite maintaining beneficial ownership of less than a majority of the shares of NRPI's common stock. Furthermore, the disproportionate vote afforded the Class A common stock will prevent or impede potential acquirers from seeking to acquire control of NRPI, which could have a depressive effect on the price of our common stock. An additional 1,000,000 of the authorized 2,000,000 shares of Class A common stock is available for issuance. The Class A common stock is non-transferable except to a family member.

     On February 10, 2000, the Company entered into a consulting agreement between the Company and the following individual professional persons who acted as consultants to the Company: M. Richard Cutler, Brian A. Lebrecht, Vi Bui, James Stubler, and Samuel Eisenberg for services involving consultation, advice and counsel with respect to the negotiation and completion of the stock exchange between NRPI and MAS XV. In addition to cash compensation, the agreement also called for issuance of a total of 500,000 shares of NRPI to be issued to the consultants together with an obligation for the Company to register such shares on Form S-8 at NRPI's sole expense. This obligation was completed February 17, 2000.

     The President of the Company, Richard Astrom, owed the Company $302,000 pursuant to a note which matured September 20, 2000. During the quarter ended June 30, 2000, the $302,000 note and interest accrued thereon was converted from a note receivable to a prepaid management fee pursuant to an agreement with Richard Astrom, the Company's President.

     The officers of the Company, Richard Astrom and Christopher Astrom, receive additional compensation in the form of commissions for the execution of real estate transactions. During the fiscal year ended September 30, 1999, $121,000 was paid out and/or accrued to the two officers.

PROPOSAL 2:  AMENDMENT OF ARTICLES OF INCORPORATION

     The Board of Directors proposes to amend the Company's Articles of Incorporation to change the name of the Corporation to National Residential Properties, Inc. Management has noted considerable confusion from the public with respect to the name of the Corporation as it relates to the business of the Company. The Board of Directors believes that changing the name of the Corporation to National Residential Properties, Inc. will more accurately reflect the business of the Corporation.

     The Company proposes to amend of its Articles of Incorporation to change its name to National Residential Properties, Inc.

     Article 1 of the Articles of Incorporation is hereby proposed to be amended to read in its entirety as follows:

     The Name of the Corporation is hereby amended to read as follows:

      The name of the Corporation shall be:
                      National Residential Properties, Inc.

     The proposed change in name of the Corporation is desirable for, among other things, to more accurately reflect the business of the Corporation. The Corporation's trading symbol "NRPI" will not be changed.

     The Board of Directors approved this amendment to the Articles of Incorporation by a unanimous vote. Adoption of this amendment requires the affirmative vote of the holders of a majority of the outstanding shares of each class of stock entitled to vote. If it is adopted, the amendment will become effective as soon after the meeting as practicable upon the filing of the Certificate of Amendment to the Articles of Incorporation by the Secretary of State of Nevada.

Recommendation and Vote Required

     The Board recommends that the shareholders vote "FOR" this proposal to adopt the Articles of Amendment. The affirmative vote of a majority of the outstanding shares of each class of stock entitled to vote is required for approval. See "VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF" above.


                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Baum and Company, CPA's, served as the independent accountants for the Company for the year ended September 30, 1999. Management of the Company intends to select such firm as the Company's independent accountant for the fiscal year ending September 30, 2000.

     A representative of Baum and Company, CPA's, is not expected to be present at the Annual Meeting.


                                  OTHER MATTERS

     Except for the matters referred to in the accompanying Notice of Annual Meeting, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented that is a proper subject for action by the shareholders at the meeting. However, if any other matters should properly come before the meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person or persons acting under the Proxy.


                                  ANNUAL REPORT

     The Company's Report on Form 8K dated February 14, 2000, including the financial statements of National Rehab Properties, Inc. for the years ended September 30, 1998 and 1999, as filed with the Securities Exchange Commission under the Securities Exchange Act of 1934, constitutes the annual report to shareholders and is incorporated in this Proxy Statement by reference. A copy of the Company's audited financial statements for the years ended September 30, 1998 and 1999 are included herewith and made a part of this document by reference.

     Upon written request, the Company will furnish any person who is a shareholder of the Company as of August 17, 2000, a copy of the Form 8K described above and any exhibit thereto and the latest Form 10QSB as filed with the Securities Exchange Commission. Any such written request may be addressed to the Corporate Secretary, National Rehab Properties, Inc., 2921 NW 6th Avenue, Miami, Florida 33127.


                              SHAREHOLDER PROPOSALS

     Any shareholder proposing to have any appropriate matter brought before the next Annual Meeting of Shareholders must submit such proposal in accordance with the proxy rules of the Securities and Exchange Commission. Such proposals should be sent to the Corporate Secretary,

National Rehab Properties, Inc., 2921 NW 6th Avenue, Miami, Florida 33127 for receipt no later than November 30, 2000.



                                By order of the Board of Directors,


                                       Richard Astrom, President

Miami, Florida
August 21, 2000

                                SHAREHOLDER PROXY
                         National Rehab Properties, Inc.
                         Annual Meeting of Shareholders
                               September 12, 2000.

Richard Astrom is hereby authorized to represent and to vote the shares of the undersigned in the Company at an annual Meeting (hereafter referred to as (the "Annual Meeting") of Stockholders to be held on September 12, 2000, and at any adjournment as if the undersigned were present and voting at the meeting. NOTE:
Cumulative voting for Directors is not allowed.

Item 1. Election of Directors - until the next annual meeting.

            FOR ELECTION OF NOMINEES |_|    WITHHOLD AUTHORITY |_|

      To elect all of the nominees for Directors of the Company listed below:

                                          Term of Office           Elected
            Name             Age         With the Company      Position Sought
    ------------------       ---     ------------------------  ---------------

    Richard Astrom            52     1993 to Present           Director
    Christopher Astrum        28     1995 to Present           Director
    Braulio Guiterrez         47     April 1, 2000 to Present  Director

     (INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name below)

                           -----------------------------
                           -----------------------------
                           -----------------------------

Item 2. FOR |_| AGAINST |_| ABSTAIN |_| Proposal to amend the articles of incorporation to change the name of the Corporation to National Residential Properties, Inc.

Item 3. In their discretion, on any other business that may properly come before the meeting.

                         FOR |_|     WITHHOLD AUTHORITY |_|

The shares represented hereby will be voted. With respect to Items 1 and 2 above, the shares will be voted in accordance with the specifications made and where no specifications are given, said proxies will vote FOR all three Directors and FOR all the proposals.

Please sign and date below and return to National Rehab Properties, Inc., c/o High Country Stock Transfer, P.O. 60371, Colorado Springs, CO 80906-0371 as soon as possible.

Receipt is acknowledged of (1) Notice of Annual Meeting, (2) Proxy Statement for the Annual Meeting and (3) Audited Financial Statements for the years ended September 30, 1998 and September 30, 1999.


Dated ___________________, 2000

                                   ---------------------------------------------
                                              Print Shareholder Name(s)
                                   exactly as listed on your certificate or your
                                                 brokerage account


                                   ---------------------------------------------
                                                   Signature

                                   ---------------------------------------------
                                                   Signature
                                   Joint Owners should each sign. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers, please give full title and name of entity represented by the Proxy.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.